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Ocwen Financial Corporation                                           Exhibit 99
1675 Palm Beach Lakes Boulevard
West Palm Beach, FL 33401
(NYSE:  OCN)
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NEWS RELEASE:  IMMEDIATE                                            July 1, 1998

OCWEN FINANCIAL CORPORATION COMPLETES FIRST SECURITIZATION OF UK SUBPRIME LOANS

LARGEST SECURITIZATION IN UK SUBPRIME MORTGAGE MARKET

WEST PALM BEACH, FL -- Ocwen Financial Corporation (NYSE: OCN), a recognized market leader in servicing subperforming and nonperforming loans in the U.S., today announced that it has completed a (UK pound)222.0 million subprime residential mortgage loan securitization, the largest such securitization in the history of the UK.

Greenwich NatWest structured the securities and arranged and underwrote the transaction. Greenwich Capital, its US affiliate, was the US placement agent and Barclays Capital Group acted as co-manager.

William C. Erbey, Chairman and Chief Executive Officer of Ocwen Financial said, "The securitization of these loans which was executed as planned - reinforces our belief that our entry into the UK mortgage market will be beneficial to Ocwen. Because we are the largest servicer of subprime mortgage loans in the UK, we believe we can enhance value to investors and customers by bringing our loan resolution expertise, servicing capabilities and leading technology to the underserved UK mortgage market."

The security, Ocwen Mortgage Loans 1 plc, Series 1998-1, is rated by Standard & Poor's and Duff & Phelps Credit Rating Co. Over 80% of the notes issued are rated AAA and all subordinate classes are rated investment grade. Ocwen UK plc, through its wholly-owned subsidiary Ocwen Servicing Limited, will administer the mortgage portfolio. Ocwen UK plc is a wholly-owned subsidiary of Ocwen Financial Corporation.

CLASS                    AMOUNT                     RATING
-----                    ------                     ------
Class A1 Notes   (UK pound)  51,000,000             AAA/AAA
Class A2 Notes   (UK pound) 130,000,000             AAA/AAA
Class M1 Notes   (UK pound)  20,000,000             AA/AA
Class M2 Notes   (UK pound)  11,000,000             A/A
Class B Notes    (UK pound)  10,000,000             BBB/BBB

Through its acquisition of the UK business assets and mortgage portfolio of Cityscape, Ocwen is a leading originator and the largest servicer of subprime mortgage loans in the UK. Ocwen also holds a 32% interest in Kensington Mortgage Company, a leading nonconforming loan originator in the UK.

Ocwen Financial Corporation is a $3.4 billion financial institution headquartered in West Palm Beach, Florida. Ocwen's primary businesses are the acquisition, servicing and resolution of subperforming and nonperforming residential and commercial mortgage loans.

CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "BELIEVE," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, INTERNATIONAL, NATIONAL, REGIONAL OR LOCAL ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY RATES, GOVERNMENT REGULATIONS AFFECTING FINANCIAL INSTITUTIONS,

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

COMPETITIVE PRODUCTS AND PRICING, CREDIT, PREPAYMENT, BASIS AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, THE FINANCIAL AND SECURITIES MARKETS, AVAILABILITY OF DISCOUNT LOANS FOR PURCHASE, THE SIZE AND NATURE OF THE SECONDARY MARKET FOR MORTGAGE LOANS AND THE MARKET FOR SECURITIZATIONS, GEOGRAPHIC CONCENTRATIONS OF ASSETS (TEMPORARY OR OTHERWISE), OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENT ON FORM S-1 AND PERIODIC REPORTS ON FORMS 10-Q, 8-K AND 10-K.


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Contact                          William C. Erbey                 (561) 682-8520
                                Christine A. Reich                (561) 682-8569
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